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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   FEBRUARY 26, 2003



                            PRINTCAFE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)





         DELAWARE                       0-49710                  25-1854929
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



             FORTY 24TH STREET
          PITTSBURGH, PENNSYLVANIA                           15222
   (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code:  (412) 445-1141



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ITEM 5. OTHER EVENTS.

     On February 26, 2003, Printcafe Software, Inc., a Delaware corporation
("Printcafe"), entered into an Agreement and Plan of Merger (the "Merger
Agreement") with Electronics for Imaging, Inc., a Delaware corporation ("EFI") and Strategic Value Engineering, Inc., a Delaware corporation and wholly-owned subsidiary of EFI ("Merger Sub"). Pursuant to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Printcafe, Printcafe will be the surviving corporation, and Printcafe will be a wholly-owned subsidiary of EFI. As more specifically set forth in the Merger Agreement, which is subject to approval by the stockholders of Printcafe, as well as other customary closing conditions, each holder of Printcafe common stock will have the right to receive $2,60 in cash or, at such stockholder's election, shares of EFI common stock with a value equal to $2.60 (based on the average closing price of EFI common stock for the ten trading days ending on the fifth business day immediately prior to the special meeting of Printcafe stockholders). Each stockholder of Printcafe entitled to vote on the merger will receive a joint proxy statement/prospectus describing the background and terms of the merger and seeking approval of the merger.

     On February 26, 2003, Printcafe and Mellon Investor Services LLC (the
"Rights Agent") entered into an amendment (the "Rights Agreement Amendment") to the Stockholders Rights Agreement dated as of February 13, 2003 between
Printcafe and the Rights Agent.

     Attached hereto as exhibits and incorporated herein by reference are (i) the Merger Agreement (Exhibit 2.1); (ii) the Rights Agreement Amendment (Exhibit
4.1); and (iii) the joint press release issued by Printcafe and EFI on February
26, 2003 (Exhibit 99.1). The foregoing summaries of the Merger Agreement and the
Rights Agreement Amendment are qualified in their entirety by reference to Exhibits 2.1 and 4.1, respectively, hereof.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.


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

       Exhibit No.               Description
       -----------               -----------
            2.1            Agreement and Plan of Merger dated as of February 26, 2003 by and among Electronics For Imaging, Inc., Strategic Value Engineering, Inc.
                           and Printcafe Software, Inc.

            4.1            Amendment dated as of February 26, 2003 to Stockholders Rights
                           Agreement dated as of February 13, 2003.

           99.1            Press Release of the registrant, dated February 26, 2003.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRINTCAFE SOFTWARE, INC.


Date:  February 26, 2003                     By:   /s/ Marc D. Olin
                                                ---------------------------
                                                   Marc D. Olin
                                                   Chief Executive Officer



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                                  EXHIBIT INDEX


       Exhibit No.               Description
       -----------               -----------

       2.1            Agreement and Plan of Merger dated as of February 26, 2003 by and among Electronics For Imaging, Inc., Strategic Value Engineering, Inc.
                      and Printcafe Software, Inc.

       4.1            Amendment dated as of February 26, 2003 to Stockholders
                      Rights Agreement dated as of February 13, 2003.

      99.1            Press Release of the registrant, dated February 26, 2003.
